PROSPECTUS
                                                                January 31, 1999

                                            (Leuthold Core Investment Fund Logo)

Leuthold Core Investment Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term. The Fund's definition of long term investment success is making it AND keeping it.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Leuthold Core Investment Fund invests and the services it offers to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRE-SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      Leuthold Core Investment Fund
      100 North Sixth Street
      Suite 700A
      Minneapolis, Minnesota  55403
      (612) 332-9141

      TABLE OF CONTENTS

Questions Every Investor Should Ask
  Before Investing in the Leuthold Core
  Investment Fund                                          1
Fees and Expenses                                          3
Investment Objective, Strategies and Risks                 4
Management of the Fund                                     6
The Fund's Share Price                                     8
Purchasing Shares                                          8
Redeeming Shares                                          10
Dividends, Distributions and Taxes                        12
Financial Highlights                                      13

   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE LEUTHOLD CORE
                                INVESTMENT FUND

1.   WHAT ARE THE FUND'S GOALS?

Leuthold Core Investment Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term.

2.   WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Leuthold Core Investment Fund is a "flexible" fund, meaning that it allocates its investments among:

 o  Common stocks and other equity securities
 o  Bonds and other debt securities (other than money market instruments)
 o  Money market instruments

in proportions which reflect our Adviser's judgment of the potential returns and risks of each asset class. Our Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence and technical stock market measures. The Fund expects that normally:

 o 30% to 70% of its assets will be invested in common stocks and other equity securities
 o 30% to 70% of its assets will be invested in bonds and other debt securities (other than money market instruments)
 o up to 20% of its assets will be invested in money market instruments.

The Fund's investments in common stocks and other equity securities may consist of:

 o  Large, mid or small capitalization common stocks
 o  Growth stocks, value stocks or cyclical stocks
 o  Aggressive stocks or defensive stocks
 o  Stocks in any industry or sector
 o  Equity mutual funds
 o  Common stocks of foreign issuers
 o  Options.

The Fund's investments in bonds and other debt securities normally will consist of U.S. Treasury Notes and Bonds, although the Fund may also invest in investment grade corporate debt securities and debt securities of foreign issuers. The Fund may also invest in mutual funds that invest in high yield securities commonly known as "junk bonds." The Fund selects individual securities based on fundamental factors (such as price/earnings ratios or growth rates) and technical factors (such as price movements).

3.   WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUND?

Investors in the Fund may lose money. There are risks associated with investments in each of the asset classes in which the Fund invests. These risks include:

 o MARKET RISK: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

 o INTEREST RATE RISK: In general, the value of bonds and other debt securities rise when interest rates fall and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

 o CREDIT RISK: The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

 o CURRENCY RISK: The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund.

The Fund's performance will also be affected by our Adviser's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests. For example, the Fund's relative investment performance would suffer if only a small portion of the Fund's assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline. Finally, since the Fund intends to assume only prudent investment risk, there will be periods in which the Fund underperforms mutual funds that are willing to assume greater risk.

As a result the Fund is a suitable investment only for those investors who have medium to long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund. Our Adviser does not intend the Fund to be a fixed balanced investment program. Rather, as our name implies, the Fund is intended to be a flexible core investment suitable for any long-term investor. Long-term investors may wish to supplement an investment in the Fund with other investments to satisfy their short-term financial needs and to diversify their exposure to various markets and asset classes.

4.   HOW HAS THE FUND PERFORMED?

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to those of Standard & Poor's Composite Index of 500 stocks (S&P 500), a Combined Index (consisting of an unmanaged portfolio of 45% common stocks, 45% bonds and 10% money market instruments) and the Lipper Flexible Fund Index. Please remember that the Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

TOTAL RETURN
(per calendar year)

1996           9.32%
1997          17.25%
1998          11.60%
-------------------
Note: During the three year period shown on the bar chart, the Fund's highest total return for a quarter was 8.79% (quarter ended September 30, 1997) and the lowest total return for a quarter was - 1.92% (quarter ended March 31, 1997).

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending December 31, 1998)

                                                SINCE THE INCEPTION
                                                 DATE OF THE FUND
                                 PAST YEAR      (NOVEMBER 20, 1995)
--------------------------------------------------------------------
LEUTHOLD CORE
  INVESTMENT FUND                 11.60%              13.02%
S&P 500*<F1>                      28.57%              28.49%
Combined Index**<F2>              12.10%              13.57%
Lipper Flexible
  Fund Index***<F3>               15.55%              16.45%
-------------------
 *<F1> The S&P 500 is a widely recognized unmanaged index of stock prices. **<F2> The Combined Index consists of an unmanaged portfolio of 45% common stocks represented by the S&P 500 (15%), the Standard & Poor's 400 Mid-Cap Index (15%) and the Russell 2000 Index (15%); 45% bonds represented by the Lehman Brothers Government/Corporate Bond Index; and 10% money market instruments represented by 90-day United States Treasury Bills.
***<F3>The Lipper Flexible Fund Index is an index of mutual funds having an investment objective similar to the Fund's investment objective.

                               FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)                        No Sales Charge
Maximum Deferred Sales
  Charge (Load)                                       No Deferred Sales Charge
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Distributions                         No Sales Charge
Redemption Fee                                        None*<F4>
Exchange Fee                                          None
Maximum Account Fee                                   No Account Fee
-------------------
*<F4>Our transfer agent charges a fee of $12.00 for each wire redemption.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                              BEFORE
                         FEE WAIVERS*<F5>
                        -----------------
Management Fees               0.90%
Distribution and/
  or Service (12b-1)
  Fees                         None
Other Expenses                0.51%
Total Annual Fund
  Operating Expenses          1.41%
-------------------
*<F5>Since inception our Adviser has waived its advisory fee to the extent necessary to ensure that our Total Fund Operating Expenses do not exceed 1.25% of our average daily net assets. It may discontinue these waivers at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

       1 YEAR        3 YEARS             5 YEARS             10 YEARS
       ------         ------              ------              ------
        $144           $446                $771               $1,691

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term. The Fund's definition of long term investment success is making it AND keeping it. Our Adviser believes that maintaining profits when markets decline is as important as earning profits when markets rise. Although we have no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.

HOW WE ALLOCATE OUR ASSETS

Our Adviser allocates your Fund's investments among the three asset classes as follows:

FIRST, our Adviser analyzes the U.S. government bond market with the goal of determining the risks and returns that U.S. Treasury securities present over the next one to five years.

NEXT, our Adviser assesses the probability that common stocks as an asset class will perform better than U.S. Treasury securities. In doing so, it considers The Leuthold Group's Major Trend Index. This proprietary index comprises over 170 individual components that The Leuthold Group evaluates weekly.

FINALLY, our Adviser implements the asset allocation strategy. In doing so, our Adviser may purchase put or call options on stock indexes or engage in short sales of index-related and other securities to rapidly and cost-effectively change the Fund's equity exposure.

HOW WE MAKE INDIVIDUAL SECURITY SELECTIONS

After our Adviser has determined the appropriate allocations among asset classes, it selects individual investments as follows:

For our investments in bonds and debt securities (other than money market instruments) our Adviser will first compare the anticipated returns and risks of U.S. Treasury Notes and Bonds, foreign government debt securities (without limitation as to rating) and corporate fixed-income securities (without limitation as to rating) and determine how much to invest in each sector. Next our Adviser will consider interest rate trends and economic indicators to determine the desired maturity of the Fund's portfolio of debt securities. The Fund may invest indirectly in fixed-income securities by investing in mutual funds or closed-end investment companies which invest in such securities. The Fund may do so to obtain a diversified exposure to high yield or "junk" bonds).

For our investments in common stocks and other equity securities, our Adviser uses the following approach.

Our Adviser develops a broad sector strategy and determines what percentage of its equity investments to allocate among large capitalization stocks ($4 billion or more), mid-capitalization stocks ($1 to $4 billion) and small capitalization stocks (less than $1 billion), and among "growth stocks" (stocks with high price/earnings ratios), "value" stocks (stocks with low price/earnings ratios) and "cyclical" stocks (stocks which are economically sensitive).

Also, our Adviser develops a more narrow sector strategy and determines what percentage of each broad sector's investments to allocate among individual sector categories using both traditional industrial sectors such as "housing," "energy" or "food," as well as conceptual themes such as "global energy."

Finally, our Adviser selects individual stocks after ranking each stock by fundamental factors (such as price/earnings ratios or growth rates) and technical factors (such as price movements) in the individual sector category. In addition to investing in individual stocks, the Fund may invest in mutual funds, unit investment trusts or closed-end investment companies which invest in a specific category of common stocks. The Funds may do so to obtain (a) exposure to international equity markets by investing in international funds,
(b) increased exposure to a particular industry by investing in a sector fund, or (c) a broad exposure to small capitalization stocks by investing in small cap funds.

The Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means the Fund will invest more than 20% of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not seek capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests, take advantage of investment opportunities, or as part of its normal asset allocation process.

PORTFOLIO TURNOVER

The Fund's annual portfolio turnover rate usually will not exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by the Fund's shareholders of increased taxes on realized gains. Distributions to the Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

RISKS

There are a number of risks associated with the various securities in which the Fund will at times invest. These include:

RISKS ASSOCIATED WITH ZERO COUPON U.S. TREASURY SECURITIES. Zero coupon U.S. Treasury securities are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. Zero coupon U.S. Treasury securities are generally subject to greater fluctuation in value in response to changing interest rates than debt obligations that pay interest currently.

RISKS ASSOCIATED WITH SMALL CAP STOCKS. Stocks of smaller capitalization companies tend to be riskier investments than stocks of larger capitalization companies. Smaller capitalization companies may have limited product lines, markets, market share and financial resources or they may be dependent on a small or inexperienced management team. Stocks of smaller capitalization companies may trade less frequently and in more limited volume and may be subject to greater and more abrupt price swings than stocks of larger companies.

RISKS ASSOCIATED WITH FOREIGN SECURITIES. In addition to currency risk there is often less information publicly available about foreign issuers than U.S. issuers. The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than in the U.S. Foreign governments and foreign economies often are less stable than the U.S. government and the U.S. economy.

RISKS ASSOCIATED WITH HIGH YIELD SECURITIES. The Fund may invest directly, or indirectly in high yield securities. High yield securities (or "junk bonds") provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Fund, or investment companies in which the Fund invests, to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

RISKS ASSOCIATED WITH PURCHASING PUT AND CALL OPTIONS. If the Fund purchases a put or call option and does not exercise or sell it prior to the option's expiration date, the Fund will realize a loss in the amount of the entire premium paid, plus commission costs. It is possible, although not likely, that there may be times when a market for the Fund's outstanding options does not exist.

RISKS ASSOCIATED WITH SHORT SALES. The Fund's investment performance will suffer if a security for which the Fund has effected a short sale appreciates in value. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender requires it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow such securities from other securities lenders.

ADDITIONAL COSTS ASSOCIATED WITH REGISTERED INVESTMENT COMPANIES. When the Fund invests in a registered investment company, the Fund's shareholders bear not only their proportionate share of the expenses of the Fund (such as operating costs and investment advisory fees) but also, indirectly, similar expenses of the registered investment companies in which the Fund invests.

                             MANAGEMENT OF THE FUND

LEUTHOLD & ANDERSON, INC.  MANAGES THE FUND'S INVESTMENTS

Leuthold & Anderson, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser's address is:

         100 North Sixth Street
         Suite 700A
         Minneapolis, MN  55403

The Adviser has been in business since 1987 and has been the Fund's only investment adviser. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund pays the Adviser an annual investment advisory fee equal to 0.9% of its average net assets.

Steven C. Leuthold is primarily responsible for the day-to-day management of the Fund's portfolio. He is the Fund's portfolio manager. Mr. Leuthold has been Chairman and Portfolio Manager of the Adviser since its organization in August, 1987. He has also been a portfolio manager for Leuthold, Weeden & Associates, L.P. since January, 1991 and Chairman of the Leuthold Group since November, 1981. Prior to founding The Leuthold Group, Mr. Leuthold was employed by Criterion Investment Management as a portfolio manager for The Pilot Fund and Industries Trend Fund.

THE ADVISER HAS EXPERIENCE MANAGING ACCOUNTS WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND

We are providing historical performance data of investment advisory accounts managed by the Adviser. The data illustrates the investment performance of all portfolios similar to the Fund and compares the performance to specified market indices. The Leuthold & Anderson, Inc. Composite includes all active accounts of the Adviser (including the Fund) invested in the Adviser's Conventional portfolio. The Composite does not include all of the Adviser's assets under management, but does include all accounts having the same investment objective as the Fund. It may not accurately reflect the performance of all accounts managed by the Adviser. The accounts included in the Composite had the same investment objective as the Fund and were managed using substantially similar, though not in all cases, identical, investment strategies and techniques as those used by the Fund. All performance data is historical and investors should not consider this performance data as an indication of the future performance of the Fund or the results an individual investor might achieve by investing in the Fund. Investors should not rely on the historical performance of the Adviser when making an investment decision.

All returns are time-weighted total rates of return and include the reinvestment of dividends and interest. The performance information for the Composite is net of the advisory fees charged by the Adviser to the accounts comprising the Composite and all other expenses (except custody and related expenses). The performance information for the Composite does not reflect the assessment of the Fund's advisory fee or other expenses equivalent to the Fund's operating expenses. The fees and expenses of the Composite were less than the annual expenses of the Fund. The performance of the Composite would have been lower had the Composite incurred higher fees and expenses. The net effect of the deduction of the Fund's advisory fee and other operating expenses on annualized performance, including the compounded effect over time, may be substantial. The Composite was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If it were, its performance may have been adversely affected.

The performance information of the Composite, the S&P 500 Index, the Combined Index and the Lipper Flexible Fund Index is based on data supplied by the Adviser or from statistical services, reports or other sources which the Adviser believes are reliable. This performance information has not been verified by any third party and is unaudited.


ANNUAL RATES OF RETURN(1)<F6>
YEARS ENDED
DECEMBER 31,           1988       1889     1990       1991      1992      1993      1994     1995      1996      1997      1998
                       ----       ----     ----       ----      ----      ----      ----     ----      ----      ----      ----
LEUTHOLD CORE
  INVESTMENT FUND        N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A      9.32%    17.25%    11.60%
Leuthold & Anderson,
  Inc. Composite       20.14%    24.88%     1.56%    17.93%     1.39%    14.57%    (4.13)%   18.36%     9.94     18.11     12.13
S&P 500 Index          16.60     31.65     (3.17)    30.38      7.72     10.01      1.22     37.47     23.00     33.30     28.57
Combined Index(2)<F7>  12.61     18.72     (0.29)    25.71      9.09     11.08     (2.23)    22.14     10.10     17.46     12.10
Lipper Flexible
  Fund Index            8.69     17.25      0.94     26.98      5.67     12.74     (2.67)    23.59     14.05     18.68     15.55

COMPOUNDED ANNUAL RATES OF RETURN(1)<F6>
(FOR THE PERIOD ENDED DECEMBER 31, 1998)  1 YEAR    3 YEARS   5 YEARS  10 YEARS
                                           -----    ------    ------    -------
LEUTHOLD CORE INVESTMENT FUND              11.60%    12.67%     N/A        N/A
Leuthold & Anderson, Inc. Composite        12.13     13.34     10.56%    11.12%
S&P 500 Index                              28.57     28.22     24.01     19.17
Combined Index(2)<F7>                      12.10     13.18     11.60     12.06
Lipper Flexible Fund Index                 15.55     16.08     13.47     12.91
----------------
(1)<F6>   The calculation of the rates of return was performed in accordance with the principles set forth in the Performance
          Presentation Standards endorsed by the Association for Investment Management and Research ("AIMR").  Other performance calculation methods, including the SEC method, may produce different results.  The AIMR performance presentation criteria require the presentation of at least a ten-year performance record or performance for the period since inception, if shorter. Total annual rate of return is the change in redemption value of units, assuming the reinvestment of dividends.
          Compounded annual rate of return represents the level annual rate which, if earned for each year in a multiple year period, would produce the cumulative rate of return over that period.
(2)<F7>   The Combined Index is an unmanaged portfolio composed of 45% common stocks represented by the S&P 500 (15%), the
          Standard & Poor's 400 Mid-Cap Index (15%) and the Russell 2000 Index (15%); 45% bonds represented by the Lehman Bros.
          Government/Corporate Bond Index; and 10% cash represented by 90-day United States Treasury Bills.

Please remember that past performance is not necessarily an indication of future performance. Investors should also be aware that other performance calculation methods may produce different results, and that comparisons of investment results should consider qualitative circumstances and should be made only for portfolios with generally similar investment objectives.

YEAR 2000

The Fund is aware of the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Fund's business operations.

The Fund has no application systems of its own and is entirely dependent on its service providers' systems and software. The Fund is working with its service providers (including its investment adviser, administrator, transfer agent and custodian) to identify and remedy any Year 2000 issues. However, the Fund cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Fund.

                             THE FUND'S SHARE PRICE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

The Fund's net asset value can be found daily in the mutual fund listings of many major newspapers under the heading "LeutholdCI". The Fund's NASDAQ symbol is "LCORX".

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

 o Read this Prospectus carefully.
 o Determine how much you want to invest, keeping in mind the following minimums:
   NEW ACCOUNTS
   Individual Retirement
      Accounts                  $ 1,000
   All other accounts           $10,000*<F8>
   -----------------
  *<F8> The Fund may, but is not required to, accept initial investments of not less than $1,000 from investors who are related to, or affiliated with, shareholders who have invested $10,000 in the Fund.

   EXISTING ACCOUNTS
   Dividend reinvestment    No Minimum
   Automatic
      Investment Plan             $ 50
   All other accounts             $100

 o Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the Additional Investment Form attached to your Fund's confirmation statements. (The Fund has additional Purchase Applications and Additional Investment Forms if you need them.) If you have any questions, please call 1-800-273-6886.

 o Make your check payable to "Leuthold Core Investment Fund." All checks must be drawn on U.S. banks. The Fund will not accept cash or third party checks. FIRSTAR MUTUAL FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

Send the application and check to:

  FOR FIRST CLASS MAIL
  Leuthold Funds, Inc.
  c/o Firstar Mutual Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701

  FOR OVERNIGHT DELIVERY SERVICE  OR REGISTERED MAIL
  Leuthold Funds, Inc.
  c/o Firstar Mutual Fund Services, LLC
  615 East Michigan Street, 3rd Floor
  Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

If you wish to open an account by wire, please call 1-800-273-6886 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. FUNDS SHOULD BE WIRED TO:

  Firstar Bank Milwaukee, N.A.
  777 East Wisconsin Avenue
  Milwaukee, WI  53202
  ABA #075000022

  CREDIT:
  Firstar Mutual Fund Services, LLC
  Account #112-952-137

  FURTHER CREDIT:
  Leuthold Core Investment Fund
  (shareholder registration)
  (shareholder account number, if known)

You should then send a properly signed Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT FIRSTAR BANK MILWAUKEE, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND FIRSTAR BANK MILWAUKEE, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

 o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

 o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

 o Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

 o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

 o Be authorized to accept purchase orders on the Fund's behalf. This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

The Fund may reject any share purchase applications for any reason. The Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.

The Fund will issue certificates evidencing shares purchased only upon request. The Fund will send investors a written confirmation for all purchases of shares. The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers a telephone purchase option permitting shareholders to make additional purchases by telephone. The Fund offers the following retirement plans:

              TRADITIONAL IRA
              ROTH IRA

Investors can obtain further information about the automatic investment plan, the telephone purchase plan and the IRAs by calling the Fund at 1-800-273-6886. The Fund recommends that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

Prepare a letter of instruction containing:

 o  account number(s)
 o  the amount of money or number of shares being redeemed
 o  the name(s) on the account
 o  daytime phone number
 o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, Firstar Mutual Fund Services, LLC, in advance, at 1-800-273-6886 if you have any questions.

Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution IN THE FOLLOWING SITUATIONS:

 o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered
 o The redemption proceeds are to be sent to an address other than the address of record
 o The redemption request is received within 30 days after an address change.

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

Send the letter of instruction to:

  FOR FIRST CLASS MAIL
  Leuthold Funds, Inc.
  c/o Firstar Mutual Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701

  FOR OVERNIGHT DELIVERY SERVICE  OR REGISTERED MAIL
  Leuthold Funds, Inc.
  c/o Firstar Mutual Fund Services, LLC
  615 East Michigan Street, 3rd Floor
  Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

Instruct Firstar Mutual Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. Shares held in IRAs cannot be redeemed by telephone.

Assemble the same information that you would include in the letter of instruction for a written redemption request.

Call Firstar Mutual Fund Services, LLC at 1-800-273-6886. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

PAYMENT OF REDEMPTION PROCEEDS

The redemption price per share you receive for redemption requests is the next determined net asset value after:

 o Firstar Mutual Fund Services, LLC receives your written request in proper form with all required information.
 o Firstar Mutual Fund Services, LLC receives your authorized telephone request with all required information.
 o A Servicing Agent that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.

For those shareholders who redeem shares by mail, Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information. For those shareholders who redeem by telephone, Firstar Mutual Fund Services, LLC normally will transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas Firstar Mutual Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct Firstar Mutual Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request. Firstar Mutual Fund Services, LLC currently charges $12 for each wire redemption but does not charge a fee for Electronic Funds Transfers. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

When redeeming shares of the Fund, shareholders should consider the following:

 o  The redemption may result in a taxable gain.
 o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.
 o The Fund may delay the payment of redemption proceeds for up to seven days in all cases.
 o If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).
 o Firstar Mutual Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.
 o Firstar Mutual Fund Services, LLC will not accept telephone redemption requests made within 30 days after an address change.
 o The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. Both the Fund and Firstar Mutual Fund Services, LLC may modify or terminate its procedures for telephone redemptions at any time. Neither the Fund nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact Firstar Mutual Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.
 o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually. You have three distribution options:

AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

CASH DIVIDEND OPTION - Your dividends will be paid in cash and your capital gains will be reinvested in additional Fund shares.

ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application. You may change your election by writing to Firstar Mutual Fund Services, LLC or by calling 1-800-273-6886.

The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request.

                                                            FOR THE YEARS ENDED   NOV. 20, 1995(1)<F9>
                                                             9/30/98    9/30/97  THROUGH SEPT. 30, 1996
                                                             -------    -------  ----------------------
Net Asset Value, Beginning of Period                          $11.17      $10.18           $10.00
Income from investment operations:
  Net Investment Income (2)<F10>                                0.40        0.44             0.38
  Net Realized and Unrealized Gains on Investments              1.16        1.32             0.16
                                                             -------      ------          ------
  Total from Investment Operations                              1.56        1.76             0.54
                                                             -------      ------          ------
Less Distributions:
  Dividends (from net investment income)                       (0.40)      (0.46)           (0.36)
  Distributions (from net realized gains)                      (0.36)      (0.26)            --
  Returns of Capital                                            --         (0.05)            --
                                                             -------      ------          ------
  Total Distributions                                          (0.76)      (0.77)           (0.36)
                                                             -------      ------          ------
Net Asset Value, End of Period                                $11.97      $11.17           $10.18
                                                             -------      ------          ------
                                                             -------      ------          ------
TOTAL RETURN                                                  14.45%      17.96%            5.43%(3)<F11>

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                          46,267      30,560           31,740
Ratio of Expenses to Average Net Assets:
 Before expense reimbursement                                  1.41%       1.47%            1.55%(4)<F12>
 After expense reimbursement                                   1.25%       1.25%            1.25%(4)<F12>
Ratio of Net Investment Income to Average Net Assets:
 Before expense reimbursement                                  3.50%       4.05%            4.14%(4)<F12>
 After expense reimbursement                                   3.66%       4.27%            4.44%(4)<F12>
Portfolio Turnover Rate                                       73.43%      35.62%          103.50%

-----------------
(1)<F9> Commencement of operations.
(2)<F10>Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F11>Not annualized.
(4)<F12>Annualized.

To learn more about Leuthold Core Investment Fund, you may want to read Leuthold Core Investment Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. Leuthold Core Investment Fund has incorporated by reference, the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about Leuthold Core Investment Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of Leuthold Core Investment Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling Firstar Mutual Fund Services, LLC at 1-800-273-6886.

Prospective investors and shareholders who have questions about Leuthold Core Investment Fund may also call the following number or write to the following address.

     Leuthold Core Investment Fund
     100 North Sixth Street
     Suite 700A
     Minneapolis, MN 55403
     1-888-200-0409

The general public can review and copy information about Leuthold Core Investment Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-800-SEC-0330 for information on the operations of the Public Reference Room.) Reports and other information about Leuthold Core Investment Fund are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

     Public Reference Section
     Securities and Exchange Commission
     Washington, D.C. 20549-6009

Please refer to Leuthold Core Investment Fund's Investment Company Act File No. 811-09094 when seeking information about the Fund from the Securities and Exchange Commission.